UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2024
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ROOT, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39658	84-2717903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 E. Rich Street, Suite 500 Columbus, Ohio		43215
(Address of Principal Executive Offices)		(Zip Code)
(866) 980-9431
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROOT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2024, Ryan Forish, 41, was appointed Chief Accounting Officer of Root, Inc. (the “Company”). In this capacity, Mr. Forish will be the Company’s principal accounting officer. Megan Binkley, the Company’s Chief Financial Officer, remains its principal financial officer.

Mr. Forish has served as Vice President, Accounting of the Company since December 2023. Prior to that, he was Assistant Vice President, Assistant P&C Controller of Kemper Corp., a diversified insurance company, from May 2023 until December 2023; Vice President, Finance of Loop Mobility Inc., an automobile insurance company, from April 2022 until May 2023; Controller of Accounting Operations of the Company from August 2020 until April 2022 and Manager of Accounting of the Company from November 2019 until August 2020; and Technical Director, Accounting Policy & Research at Nationwide Mutual Insurance Company, an insurance and financial services company, from March 2018 until November 2019.

Mr. Forish will continue to receive an annual base salary and be eligible to participate in the Company’s annual short-term incentive program. The form of and number of shares subject to future equity awards will be determined in connection with the annual grant cycle by the Compensation Committee of the Company’s Board of Directors in its discretion. Mr. Forish will also be eligible to participate in the Company’s other benefit plans and programs as described in the Company’s Definitive Proxy Statement for the 2023 Annual Meeting of Stockholders, filed on Schedule 14A with the Securities and Exchange Commission on April 27, 2023.

There are no family relationships between Mr. Forish and any of our directors or executive officers. Except as set forth herein, there is no arrangement or understanding between Mr. Forish and any other persons pursuant to which Mr. Forish was appointed Chief Accounting Officer. There are no related party transactions involving Mr. Forish that are reportable under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT, INC.

Dated: April 16, 2024
	By:	/s/ Alexander Timm
Alexander Timm
Chief Executive Officer and Director